INVESTOR PRESENTATION Q3 2026 Four Corners Property Trust NYSE: FCPT

OCTOBER 2026 Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, investment pipeline, expectations regarding the making of distributions, the timing, manner, amount and completion of any share repurchases, if any, and the continuation, modification, suspension or termination of the Company’s share repurchase program and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2025 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 33 of this presentation. FORWARD LOOKING STATEMENTS AND DISCLAIMERS

RECENT HIGHLIGHTS AT FCPT

Historic investment volume through October 2026

Largest volume quarter in company history driven by portfolio of 102 Mission Pet Health properties ($268 million). LTM investment volume of more than $500 million

- Maintained focus on restaurant, auto, and medical retail

Executed acquisitions with strict discipline

Achieved favorable risk-adjusted pricing for high-quality net lease assets with creditworthy tenants

- 48% of ABR leased to investment-grade operators
- Cash rent CAGR of ~12% since inception

Recent 100% renewal of Darden leases for 2027 tranche

Renewal agreement covers the 66 Olive Garden and LongHorn restaurants expiring in 2027 along with six additional leases expiring after 2027

- Extended for approx. 5 years with 1.5% annual increases
- No landlord rent concessions or capital contributions

Low-rate debt issued at scale to fuel growth

Proactively extended ~23% of outstanding debt with low-coupon term loans[2]

- $200 million 7-year term loan at SOFR+125 bps (~4.9%)
- $400 million 5-year term loan at SOFR+90 bps (~4.5%)

Sidestepped credit issues impacting peers

High collections (>99%) while avoiding net lease credit issues

- No exposure to Zips Car Wash, Walgreens, or Family Dollar
- Targeting fungible real estate with high re-use potential
- Portfolio focus on essential services

Sustained diversification progress across portfolio

- Olive Garden and LongHorn now 37% of ABR vs 94% at spin
- Both brands continue to post strong same-store sales (+1.0% and +6.8%, as of Oct. 2026)[1]
- Top 5 brands now ~51% of ABR
- ~42% of ABR from sectors outside of casual dining

OCTOBER 2026

3

OCTOBER 2026 FCPT AT A GLANCE1 1,476 leases 185 brands 6.7-year average lease term $0.46 AFFO per share (Q3), representing 2.9% YoY growth2 $326 million of investments in Q3 2026 at 6.6% cash / 7.1% GAAP cap rate 99.5% occupied 1.6% average annual escalator3 5.3x tenant EBITDAR coverage4 48% investment grade5 6,746 SF average asset size 28,705 average daily vehicle count $64,578 median household income 58,323 average 3-mile population $350 million undrawn revolver 6.0x net debt to adj. EBITDAre6 4.0x fixed charge coverage 85% fixed rate debt as of September 30, 2026 Baa3 / BBB (Moody’s / Fitch)

OCTOBER 2026 100% OLIVE GARDEN AND LONGHORN 2027 LEASE RENEWAL On October 14, FCPT announced that Darden extended 100% of Olive Garden and LongHorn leases maturing in 2027 Additionally, Darden exercised early renewal of six leases expiring in October 2028 Leases have been extended by an average of five years and will continue to increase by 1.5% annually FCPT did not provide any rent concessions or capital expenditures to incentivize renewals Pro forma for the renewal, FCPT now has approximately 2.7% of annual base rent expiring before 2028 and weighted average lease term increased to approximately 7.0 years PRE-DARDEN RENEWAL (9/30)1 PRO FORMA FOR RENEWAL1 6.7 years W.A. lease term 7.0 years W.A. lease term Darden Renewal Full renewal of Olive Garden and LongHorn leases within the inaugural spin-off tranche

3 CONSERVATIVE FINANCIAL POSITION PG 19 OCTOBER 2026 CONTENTS 1 COMPANY OVERVIEW PG 6 2 FORTRESS PORTFOLIO PG 11 5 APPENDIX: OTHER PG 27 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 22

OCTOBER 2026 $293 million of ABR across 1,476 leases and 185 brands1 29% Olive Garden (vs. 74% at inception) 8% LongHorn (vs. 20% at inception) 42% tenancy outside of casual dining (vs. 0% at inception) Other Casual Dining Restaurants Auto Service Other Medical Retail Other Retail The spin-off Darden portfolio remains a strong foundation tenant for FCPT. Over half the portfolio (~60%) has been diversified to new tenants across restaurant, medical retail and auto service industries 227 leases 39 brands Auto Service 13% 107 leases 6% 57 leases 30 brands Other Retail 3% 2 2 Quick Service Restaurants 2% 83 leases 6% 30 leases 111 leases 25 brands Other Casual Dining Restaurants 9% 118 leases 317 leases 29% 8% 237 leases 40 brands 10% Quick Service Restaurants 17 leases 2% 32 leases 2% PORTFOLIO SNAPSHOT 140 leases 44 brands Other Medical Retail 10% Medical Retail 16%

OCTOBER 2026 CONSISTENT ANNUAL INVESTMENT GROWTH +57 +40 +95 +89 +100 +120 +104 YEAR INVESTMENT VOLUME ($M) CAP RATE +88 FCPT has consistently delivered growth and diversification through new investments. We focus on credit-worthy tenants, high quality real estate and efficient execution PROPERTY COUNT 1 AVERAGE SIZE ($M) +87 +105 +153 FCPT accelerated growth through scaled transactions while declining to acquiesce to larger, riskier individual assets

WHY OWN FCPT – WHAT MAKES US UNIQUE WITHIN NET LEASE?

We combine a differentiated, disciplined approach to net lease with a highly transparent disclosure regime

1 Superior Capital Allocation

- Modulate investment amount based upon cost of capital, if cost of capital weakens
- Long track record of conservative leverage
- Avoid sacrificing investment quality to increase spread
- Willing to buy back stock when share price falls below intrinsic value

2 Granular Selective Portfolio

- Portfolio led by Darden, a premier investment grade tenant
- Highly selective underwriting through a consistent model balanced between credit and real estate
- Low value at risk with average purchase price of ~$3 million per property

3 Fungible Real Estate

- Excellent visibility and access paired with strong demographics
- Target sectors are e-commerce and recession resistant
- Industry-leading EBITDAR coverage[1]
- Avoided problem tenants prone to credit issues

4 Shareholders First

- Low overhead with aligned compensation
- Top-decile governance scores
- Hyper-transparent disclosure regime
- High level of executive alignment and ownership
- Full list of portfolio sites displayed on our website and disclosure of our top 35 brands

REPRESENTATIVE BRANDS

OCTOBER 2026

9

ENTERPRISE VALUE ($ million) $3,969 3.1x Equity Net Debt $1,324 OCTOBER 2026 FCPT AT 11 YEARS: FROM SPIN-OFF TO SEASONED NET LEASE INVESTOR TODAY Annual base rent1 $94 million $293 million + $199 million (3.1x) Properties 418 1,456 + 1,038 (3.5x) Brands 5 185 + 180 Enterprise value $1.3 billion $4.0 billion + $2.7 billion (3.1x) We have grown our team, put in place substantial risk management and refined our investment and property management capabilities all while improving access to capital2 Top 5 brands as % of ABR 100% 51% - 49% Investment volume (cumulative) $2.7 billion + $2.7 billion 2015 Revenue growth (cash) + 14% Growth year-over-year + 12% Average annual growth since inception - - EBITDAR coverage 4.2x 5.3x (Darden 6.0x) + 1.1x AFFO per share (LQA) $1.16 Q1 2016 $1.84 + $0.68 (1.6x) Dividend per share (annualized) $0.80 $1.52 + $0.72 (1.9x) ANNUAL BASE RENT ($ million)1 3.1x $293 40% Darden 100% Darden 10

OCTOBER 2026 CONTENTS 1 COMPANY OVERVIEW PG 6 2 FORTRESS PORTFOLIO PG 11 5 APPENDIX: OTHER PG 27 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 22 3 CONSERVATIVE FINANCIAL POSITION PG 19

OCTOBER 2026 HIGHLY SELECTIVE APPROACH TO NET LEASE While we underwrite properties in these sectors and may acquire stores in these sectors in the future, they are not in our current target base and would need to meet our high thresholds to be considered in the future Pharmacies: NO EXPOSURE Entertainment: NO EXPOSURE Gyms: NO EXPOSURE Furniture: NO EXPOSURE EV-only Auto Service: NO EXPOSURE Dollar Stores: 0.0% ABR exposure1 (No exposure to brands listed here) General Merchandise: 0.5% ABR exposure2 (No exposure to brands listed here) Car Washes: 1.0% ABR exposure3 (No exposure to brands listed here) FCPT HAS AVOIDED: Service Centers

“ OCTOBER 2026 ALIGNED WITH STRONG RESTAURANT BRAND OPERATORS FCPT’s restaurant tenants are principally large, publicly-traded companies and brands Many of these casual dining and quick service restaurant brands that anchor our portfolio have generated strong same-store performance while maintaining a conservative leverage position 2 3 Share Price Return 1 1 1 1

UNIQUE AND HIGHLY SECURE NET LEASE

- **Our portfolio is primarily outparcel properties in high density retail corridors**
- **~74% of rent featuring unique benefits structurally superior to regular-way net lease.** This includes the properties with high rent coverage (Darden and Chili's), ground leases, master leases, and investment grade guarantors or operators
  - The original Darden spin-off properties represent a seed portfolio with low rent levels and strong store-level performance resulting in unmatched rent coverage (6.0x)[1]
  - The ground lease portfolio is characterized by low rents which also typically implies high rent coverage
  - FCPT's investment strategy focuses on acquiring new low rent properties with above average rent coverage

FCPT COVERAGE VS PEERS[1]



5.3x
3.9x
3.5x
2.5x
NA
NA
NA
FCPT
NTST
EPRT
GTY
O
NNN
ADC



Ground Leased
$155k average rent
10%
74% structurally superior to regular way net lease
High Quality Ground & Building Leases
$169k average rent
26%
Darden
6.0x coverage[1]
39%
6%
14%
6%
Other Investment Grade Leases[2]
Master Leased
Chili's

Average Ground Lease Rent:	$155k	10%
Average All Other Leases Rent:	$205k	90%
Average FCPT Portfolio Rent:	$199k	100%

OCTOBER 2026

14

OCTOBER 2026 LOW BASIS PORTFOLIO LIMITS DOWNSIDE OF NEGATIVE CREDIT EVENTS FCPT seeks and acquires properties with a significantly lower value at risk per site as compared to peers FCPT’s emphasis on low rents and fungible buildings have created a portfolio with minimal liability at the individual property level, reducing risk in the event of lease maturity or in the event of tenant credit issues 1 FCPT’s strategy focuses on low basis investments in small box (<20,000 SF) retail properties. This has resulted in high tenant renewal rates and capturing high re-leasing spreads at lease maturity

OCTOBER 2026 CONSISTENTLY STRONG PORTFOLIO PERFORMANCE FCPT has one of the highest-quality and consistent portfolios in the net lease sector. We have established a strong track record over time (even through the COVID-19 pandemic) RENT COLLECTIONS OCCUPANCY2 1

Darden's INVESTMENT GRADE PROFILE REMAINS A STRONG FOUNDATION FOR FCPT OCTOBER 2026 Darden Senior Credit Default Swaps (CDS) Curve (5-year) Basis Points The historically low pricing of Darden’s CDS demonstrates how their fortress credit profile remains strong Ask price: 42 bps High on 03/20/20: 360 bps Average: 63 bps Low on 02/12/20: 27 bps Very tight pricing spreads for Darden to have a credit event

GEOGRAPHICALLY DIVERSE

- FCPT's holdings are geographically diverse with properties in 48 states
- The portfolio is primarily comprised of suburban markets in the Midwest and southeast
- FCPT's portfolio is aligned with macro tailwinds. States with lower income taxes and growing economies have accelerated retail development, population growth, and strong retail demand by tenants
- Texas and Florida, our largest states (as measured by Annual Base Rent), were the two highest in-migration states according to the 2025 U-Haul growth index[2]



WA
OR
CA
MT
ID
NV
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX (9%)
MN
IA
MO
AR
LA
WI
IL (7%)
MI (4%)
IN (5%)
OH (7%)
KY
TN (5%)
MS
AL (3%)
GA (6%)
FL (8%)
SC
NC
VA
WV
PA
NY
ME
VT
NH
MA
RI
CT
NJ
DE
MD

State Annualized Base Rent[1] (%)

- >10%
- 5.0%–10.0%
- 3.0%–5.0%
- 2.0%–3.0%
- 1.0 %–2.0%
- <1.0%
- No Properties (WY/ HI)

Note: Portfolio includes two leases in AK (not pictured)

OCTOBER 2026

18

OCTOBER 2026 CONTENTS 1 COMPANY OVERVIEW PG 6 2 FORTRESS PORTFOLIO PG 11 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 22 3 CONSERVATIVE FINANCIAL POSITION PG 19 5 APPENDIX: OTHER PG 27

CONSERVATIVE FINANCIAL POLICIES

FULLY EXTENDED DEBT MATURITY SCHEDULE($ MILLIONS)


3.8 years
W.A. debt maturity
Undrawn Revolver
Drawn Revolver
Unsecured Notes
Unsecured Term
$350
$460
$100
$300
$75
$100
$185
$360
$140
$100
$225
$50
$200
$75
$75
$50
$90
$85
Year
2026
2027
2028
2029
2030
2031
2032
2033
% of Total Debt
3%
5%
9%
12%
19%
29%
5%
19%

Note: Term Loan and Revolver maturities are shown fully extended

FCPT maintains a well-laddered debt maturity and 100% unencumbered assets to provide financial flexibility

- Weighted average debt maturity 3.8 years excluding extensions
- Limited near-term debt maturities (~8% before 2028)

Conservative leverage

- Committed to maintaining conservative 5.0x–6.0x max leverage
- Net debt to adjusted EBITDAre ratio is within our range. Leverage was 6.0x[1] as of 9/30/2026

Strong liquidity profile

- $350 million revolver availability
- Conservative dividend payout ratio of ~80% of AFFO
- $397 million available liquidity including cash and cash equivalents and undrawn Term Loan and revolver balance

Minimal floating rate exposure

- As of 9/30/2026, 85% of debt is fixed rate including the effect of interest rate hedges

Investment grade rated

- Rated BBB by Fitch and Baa3 by Moody's

OCTOBER 2026

20

OCTOBER 2026 FCPT’S HISTORICAL LEVERAGE PROFILE FCPT has a stated leverage target of 5.0x-6.0x and has been below or in the range of its target since inception Discipline around our leverage is embedded into company culture and our approach to funding growth FCPT has demonstrated a commitment to positive spread investing above its cost of capital FCPT has always maintained its commitment to a conservative leverage profile throughout its corporate history regardless of the broader capital markets landscape FCPT HISTORICAL LEVERAGE1

CONTENTS 1 COMPANY OVERVIEW PG 6 2 FORTRESS PORTFOLIO PG 11 3 CONSERVATIVE FINANCIAL POSITION PG 19 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 22 OCTOBER 2026 5 APPENDIX: OTHER PG 27

DIVERSIFICATION WITH SCALED, CREDITWORTHY NATIONAL BRANDS

TOP 35 FCPT PORTFOLIO BRANDS[1]

FCPT is aligned with leading national brands with scale and large store counts

Rank	Brand Name	FCPT METRICS: FCPT Leases	FCPT METRICS: % of ABR[1]	BRAND METRICS[2]: Total Stores	BRAND METRICS[2]: Sales ($mm)	BRAND METRICS[2]: Publicly Traded?
1	Olive Garden	317	28.7%	953	$5,624	DRI
2	Longhorn Steakhouse	118	8.2%	624	$3,508	DRI
3	Mission Pet Health	107	6.2%	970	-	-
4	Chili's	83	6.1%	1,209	$5,297	EAT
5	Outback Steakhouse	30	2.2%	666	$2,243	BLMN
6	Buffalo Wild Wings	32	2.2%	1,397	-	-
7	Burger King	43	2.1%	6,649	$11,074	QSR
8	Caliber Collision	36	2.1%	1,268	-	-
9	Cheddar's	17	2.0%	187	$759	DRI
10	Christian Brothers	19	1.8%	352	-	-
11	Red Lobster	18	1.3%	520	-	-
12	BJ's Restaurant	14	1.2%	219	$1,433	BJRI
13	KFC	33	1.1%	3,424	$4,682	YUM
14	Carrabba's	15	1.1%	204	$707	BLMN
15	Whistle Express Car Wash	9	1.0%	303	-	-
16	Bob Evans	15	1.0%	418	-	-
17	Bahama Breeze	8	0.9%	10	-	DRI
18	Oak Street Health	10	0.9%	239	-	CVS
19	Plaza Tire Service	17	0.8%	102	-	-
20	Arby's	19	0.7%	3,265	-	-
21	NVA	9	0.7%	1,325	-	-
22	NAPA Auto Parts	18	0.6%	6,000	$25,333	GPC
23	WellNow Urgent Care	12	0.6%	150	-	-
24	VCA	9	0.6%	850	-	-
25	Tires Plus	15	0.6%	400	-	5108-JP
26	Starbucks	17	0.6%	16,864	$38,317	SBUX
27	Novant Health	13	0.6%	21	-	-
28	Mavis	12	0.6%	886	-	-
29	Fresenius	10	0.6%	2,622	$27,295	FSNUY
30	Taco Bell	15	0.5%	7,670	$17,247	YUM
31	Texas Roadhouse	11	0.5%	832	$5,438	TXRH
32	Cooper's Hawk	3	0.5%	77	-	-
33	Express Oil	9	0.5%	387	-	-
34	AFC Urgent Care	9	0.5%	400	-	-
35	Aspen Dental	10	0.5%	1,100	-	-
36-185	Other	344	19.5%			
	Total Portfolio	**1,476**	**100%**			

OCTOBER 2026

23

FCPT National Brands with Strong Credit Profiles Small Building, Fungible Real Estate Low Rent & Investment Basis OCTOBER 2026 FCPT’S TRIPLE INVESTMENT FILTER Our portfolio is leased to service tenants - principally Restaurants, Auto Service and Medical Retail The intentional focus on these subsectors reflect a multi-tiered filter that favors fungible, credit-worthy net lease tenants with low rent There are many properties in other retail subsectors that meet these thresholds, but we have found the deepest opportunity set within Restaurants, Auto Service, and Medical Retail Our investment approach seeks to de-risk net lease investing through a highly-filtered selection process

INVESTMENT AND UNDERWRITING FRAMEWORK

CREDIT CRITERIA

~50%

- Guarantor credit and health
- Brand durability
- Store performance
- Lease term and structure

REAL ESTATE CRITERIA

~50%

- Location
- Retail corridor strength & demographics
- Access / visibility
- Absolute and relative rent
- Pad site and building reusability

INVESTMENT PHILOSOPHY

- Acquire strong retail brands that are well located with creditworthy lease guarantors
- Seek to purchase assets when accretive to cost of capital with a focus on low basis
- Add leading brands in resilient industries, occupying highly fungible buildings

UNDERWRITING CRITERIA

- FCPT's proprietary scorecard which incorporates over 25 comprehensive categories
- The "score" allows FCPT to have an objective, consistent underwriting model and comparison tool for asset management decisions

OCTOBER 2026

25

UNDERWRITING GEARED TOWARD HIGHER SALES VOLUME & BRANDS FCPT focuses on national brands with strong sales volumes and market appropriate rents FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service; concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy Casual Dining Brand Average Sales Volume ($000s)1 OCTOBER 2026 Quick Service Fast Casual

OCTOBER 2026 CONTENTS 1 COMPANY OVERVIEW PG 6 2 FORTRESS PORTFOLIO PG 11 4 APPENDIX: ASSET SELECTION & PRIMARY SECTORS PG 22 5 APPENDIX: OTHER PG 27 3 CONSERVATIVE FINANCIAL POSITION PG 19

FCPT’S STRONG DISPOSITION TRACK RECORD OCTOBER 2026 Most of FCPT’s historical dispositions were opportunistic and featured low cap rates 24 properties sold since 2016 $122 million total proceeds at 5.4% average cap rate No sold properties since 2023 We regularly receive reverse inquires to purchase FCPT properties. We view dispositions as another potential capital raising tool

CASE STUDY:
FCPT ACQUIRES $268 MILLION VETERINARY PORTFOLIO

Mission PET HEALTH

- On July 16, FCPT acquired 102 Mission Pet Health properties for $268 million on initial cash rent of approximately $17.37 million, inclusive of contractual rent increases in September 2026
- This transaction represents a continuation of FCPT's strategy to own high-quality real estate with strong underlying tenant operating performance. This deal further increased FCPT's portfolio rent coverage and accelerated the tenant diversification of our total portfolio

Advanced Pet Care (Parker, CO)


17173

Livewell Animal Hospital (Cypress, TX)


livewell
animal hospital

- **Lease Structure:** 100 of 102 properties are contained within two master NNN leases. The portfolio has 10 years of weighted average lease term remaining with strong annual rent increases of above 2%
- **Performance:** Portfolio EBITDAR covers rent at a very strong aggregate ratio of more than 6x
- **Funding:** FCPT funded the purchase with a mix of cash and existing debt capacity; closing was not contingent on any equity capital raising
- **Pro Forma Diversification Snapshot:** Mission Pet Health is now FCPT's third-largest brand by cash rent; Darden exposure is approximately 40% of ABR[1]
- **Attractive Real Estate:** This portfolio features high-performing stores in attractive retail and medical corridors, and score well on FCPT's proprietary scorecard
- **Established, Trusted Counterparty:**
  - Shore Capital, a $14+ billion AUM private equity firm, both operates Mission Pet Health and owns the underlying real estate being sold to FCPT through a separate vehicle. This provides full alignment between the tenant business and lease structuring assets
  - Shore has deep healthcare investing experience and a strong track record of scaling their portfolio businesses
  - Mission Pet Health's financial profile was further augmented by a minority investment from Silver Lake, underscoring the platform's demonstrated growth trajectory and institutional credibility
- **Large-Scale Acquisition Capability:** FCPT has built a platform and team that can handle scaled portfolio opportunities. FCPT moved efficiently and effectively while remaining firmly within our underwriting standards. FCPT will continue to pursue incremental scaled transactions so long as quality and accretion thresholds are met

OCTOBER 2026
29

OCTOBER 2026 Mission Pet Health Portfolio 102 locations across 31 states CASE STUDY: FCPT ACQUIRES $268 MILLION VETERINARY PORTFOLIO Portfolio Sample Site Denotes medical property Portfolio Sample Site

CASE STUDY:
FCPT'S CHRISTIAN BROTHERS SALE-LEASEBACK PORTFOLIO

- **Christian Brothers Automotive Corporation (CBAC)** is a privately held, full-service auto repair franchise offering dealership-quality service at below-dealership prices in a recession resilient, repair-over-replacement category. This tenant represents a continuation of FCPT's strategy to build scaled exposure to high-quality, growing operators
- **Sale-Leaseback Pipeline:** Since Q4 2024, FCPT has executed three direct sale-leasebacks with CBAC for total proceeds of approximately $69 million
- **Strong, Guaranteed Counterparty:**
  - CBAC offers a broad service menu (oil changes, brakes, diagnostics, transmission, routine maintenance) and has grown rapidly from 213 locations (2019) to 300+ sites (2026) across the U.S.
  - CBAC's corporate arm signs and guarantees every lease, then subleases to a vetted franchisee with fewer than 2% of applicants approved
  - Strong brand equity: 300+ units across 30 states
  - #1 on the J.D. Power Aftermarket Service Index for four consecutive years
- **Lease Structure:** Individual 15-year absolute NNN leases
- **Funding & Efficiency:** FCPT leveraged pre-negotiated form documents across successive deals to lower costs and improve execution efficiency, with 42 days LOI-to-close on average
- **Attractive Real Estate:** New construction, single-tenant freestanding sites in growing retail corridors near national anchors that score well on FCPT's proprietary scorecard

Christian Brothers (Sarasota, FL)


Portfolio Sample Site
Christian Brothers Automotive


enterprise
MIDAS
Public Storage
Auto Plus
TIRE KINGDOM
HYUNDAI
O'Reilly
LAND ROVER
ACURA
chargepoint
Denotes automotive property

3-mile Population	72,526
3-mile Median HHI	$68,805
Average Vehicles Per Day	54,663
Acreage/SF	12 acres / 6,036 SF

OCTOBER 2026
31

OCTOBER 2026 CONSTRUCTION COSTS CONTINUE TO RISE Industry-wide, developers are facing a long-term trend of inflated growth for building costs. These costs do not yet factor in the impact of tariffs given their delayed rollouts and stocks of pre-purchased inventories The Turner Building Cost Index1 aggregates the developer inputs of labor rates, productivity, material prices and the competitive condition of the marketplace. 2022, 2023 and 2025 experienced highly accelerated growth at 8.0%, 6.0%, and 6.0%, respectively Cumulatively, construction costs as measured by the Turner Building Cost Index have far outpaced general inflation over the past twelve years Annual Cumulative

OCTOBER 2026 GLOSSARY AND NON-GAAP DEFINITIONS NON-GAAP DEFINITIONS AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 9/30/2026 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated biannually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease.

Q3 2026 RECONCILIATION SCHEDULES RECONCILIATION OF NET INCOME TO ADJUSTED EBITDARE RENTAL REVENUE AND PROPERTY EXPENSE DETAIL

Q3 2026 FFO & AFFO RECONCILIATION

ENDNOTES

PAGE 3 RECENT HIGHLIGHTS AT FCPT
1. Source: Public filings
2. As of 3/31/2026

PAGE 4 FCPT AT A GLANCE
Figures as of 9/30/2026
1. Weighted averages based on contractual Annual Cash Base Rent as defined in glossary, except for occupancy which is based on portfolio square footage. See glossary on page 33 for definitions
2. See page 33 for non-GAAP definitions, and page 35 for reconciliation of net income to AFFO. FCPT reports the per share growth rate for FFO and AFFO as the reporting period's year-over-year increase in the per share metrics rounded to 3 decimal places
3. Average annual rent escalation through September 30, 2031 (weighted by annualized base rent) using the previous twelve months as a base year. Previously, annual rent escalation was calculated assuming expiring leases remained flat. In light of our historical experience of renewals at contractual rent increases, the methodology has been revised to exclude expiring leases from the blended five-year average. Leases owned for less than one year are included based on the annualized first month's rent
4. See glossary on page 33 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 97% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 26% of non-restaurant ABR or 63% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2026 and the trailing twelve months brand margin ended May 2026
5. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies
6. See page 34 for reconciliation of net income to adjusted EBITDAre and page 33 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents

PAGE 5 100% OLIVE GARDEN AND LONGHORN 2027 LEASE RENEWAL
Note: Excludes renewal options
1. Annual cash base rent (ABR) as defined in glossary

PAGE 7 PORTFOLIO SNAPSHOT
1. Annual Cash Base Rent (ABR) as defined in glossary
2. Other retail includes properties leased to cell phone stores, bank branches, grocers amongst others. These are often below market rent leases, and many were purchased through the outparcel strategy

PAGE 8 CONSISTENT ANNUAL INVESTMENT GROWTH
1. Figures as of 9/30/2026

Note: Figures exclude capitalized transaction costs. Initial cash yield calculation excludes $2.1 million, and $2.4 million of real estate purchases in our Kerrow operating business for 2019 and 2020, respectively. 2022 initial cash yield reflects near term rent increases and rent credits given at closing; the initial cash yield with rents in place as of closing is 6.4%

PAGE 9 WHY OWN FCPT – WHAT MAKES US UNIQUE WITHIN NET LEASE?
1. Based on coverage as disclosed by FCPT's peer net lease companies

PAGE 10 FCPT AT 11 YEARS:
1. Annual Cash Base Rent (ABR) as defined in glossary
2. Past performance does not guarantee future results

PAGE 12 HIGHLY SELECTIVE APPROACH TO NET LEASE
Note: All data as of 9/30/2026
1. Annual cash base rent (ABR) as defined in glossary; FCPT owns 1 dollar store site leased to Dollar General
2. Annual cash base rent (ABR) as defined in glossary; FCPT owns 7 general merchandise sites leased to REI (2), Jared Jewelry (2), Mattress Firm (1), and Sleep Number (1)
3. Annual cash base rent (ABR) as defined in glossary; FCPT owns 10 car wash sites leased to Whistle Express (9) and Club Car Wash (1)

PAGE 13 ALIGNED WITH STRONG RESTAURANT BRAND OPERATORS
1. Source: Public filings as of 9/30/2026
2. FactSet's All Restaurant Index is composed of 21 restaurant and food service equities
3. FCPT's Portfolio Restaurant Index is weighted based on the share of FCPT's ABR attributable to brands operated by public companies. For private-operated brands in our portfolio, we use FactSet's All Restaurant Index as a proxy

PAGE 14 UNIQUE AND HIGHLY SECURE NET LEASE
1. See glossary on page 33 for tenant EBITDAR and tenant EBITDAR coverage definitions: results based on tenant reporting representing 97% of Darden annual cash base rent (ABR), 55% of other restaurant ABR and 26% of non-restaurant ABR or 63% of total portfolio ABR. We have estimated Darden current EBITDAR coverage using sales results for the reported FCPT portfolio for the twelve months ended May 2026 and the trailing twelve months brand margin ended May 2026
2. Investment Grade Ratings represent the credit rating of our tenants, their subsidiaries or affiliated companies

PAGE 15 LOW BASIS PORTFOLIO LIMITS DOWNSIDE OF NEGATIVE CREDIT EVENTS
1. Source: Public filings as of 12/31/2025

PAGE 16 CONSISTENTLY STRONG PORTFOLIO PERFORMANCE
1. FCPT reported 92% collected rent in Q2 2020, with 4% abated in return for lease modifications and 3% deferred. FCPT collected the 3% deferred rent in Q4 2020. The 98.8% number above included deferred rent that was paid and the abated rent for which FCPT received beneficial lease modifications
2. Occupancy based on portfolio square footage

PAGE 18 GEOGRAPHICALLY DIVERSE
Figures as of 9/30/2026
1. Annual Cash Base Rent (ABR) as defined in glossary
2. Source: U-Haul growth index 2025

PAGE 20 CONSERVATIVE FINANCIAL POLICIES
Figures as of 9/30/2026, except where otherwise noted
1. See page 34 for reconciliation of net income to adjusted EBITDAre and page 33 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents

PAGE 21 FCPT'S HISTORICAL LEVERAGE PROFILE
1. See page 34 for reconciliation of net income to adjusted EBITDAre and page 33 for non-GAAP definitions. Net debt is calculated as total debt less cash and cash equivalents. Includes any forward equity contracts outstanding as of quarter end

PAGE 23 DIVERSIFICATION WITH SCALED, CREDITWORTHY NATIONAL BRANDS
1. Represents current Annual Cash Base Rent (ABR) as of 9/30/2026 as defined in glossary on page 33
2. Source: Nation's Restaurant Top 500 Restaurants, public filings, Placer.ai., company websites, Focus Advisors Automotive M&A, Tire Business Magazine; Dash indicates private company or confidential information

PAGE 26 UNDERWRITING GEARED TOWARD HIGHER SALES VOLUME & BRANDS
1. Brand average sales per Nation's Restaurant News Top 500 (2025 edition, uses 2024 sales volumes)

PAGE 28 FCPT'S STRONG DISPOSITION TRACK RECORD
1. Some transactions are subject to confidentiality provisions which prevent corporate disclosure of individual cap rates. Our blended rate of 5.4% includes all transactions

PAGE 29 CASE STUDY: FCPT ACQUIRES $268 MILLION VETERINARY PORTFOLIO
1. Representative of 9/30/2026 portfolio data. FCPT previously owned five Mission Pet Health properties

PAGE 32 CONSTRUCTION COSTS CONTINUE TO RISE
1. Per Turner, "The TBCI is determined by the following factors considered on a nationwide basis: labor rates and productivity, material prices, and the competitive condition of the marketplace." https://www.turnerconstruction.com/cost-index

PAGE 34 RECONCILIATION SCHEDULES
1. See glossary on page 33 for non-GAAP definitions
2. Other non-reimbursed property expenses include non-reimbursed tenant expenses, vacant property expenses, abandoned deal costs, property legal costs, and franchise taxes

PAGE 35 FFO & AFFO RECONCILIATION
1. Non-cash gain recognized for GAAP purposes on the exchange of nonfinancial assets related to real estate property
2. Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business
3. Assumes the issuance of common shares for OP units held by non-controlling interest

OCTOBER 2026

36

INVESTOR PRESENTATION Q3 2026